UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On July 26, 2016, Allegiant Air, LLC, a subsidiary of Allegiant Travel Company (the "Company") entered into agreements with Airbus S.A.S. (“Airbus”) and CFM International Inc. (“CFM”) to acquire twelve (12) newly manufactured CFM-powered A320ceo aircraft for scheduled deliveries beginning in 2017 and ending in 2018.

The list price for the aircraft is approximately $1.2 billion with the prices subject to discounts and price escalations through the dates of delivery.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the definitive agreements, which the Company intends to file as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2016.

Section 2    Financial Information

Item 2.02    Results of Operations and Financial Condition.

On July 29, 2016, Allegiant Travel Company (the “Company”) issued the press release attached as Exhibit 99.1 to this Form 8-K concerning our results of operations for the quarter ended June 30, 2016.

This information is being furnished under Item 2.02 of Form 8-K. This report and Exhibit 99.1 are deemed to be furnished and are not considered “filed” with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of our reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future unit revenue, future operating expense, ASM growth, departure growth, fixed-fee and other revenues, expected capital expenditures, number of contracted aircraft to be placed in service in the future, timing of aircraft retirements, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving, or problems with, our aircraft, our reliance on our automated systems, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of economic conditions on leisure travel, debt covenants, terrorist attacks, risks inherent to airlines, demand for air services to our leisure destinations from the markets served by us, our dependence on our leisure destination markets, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, aging aircraft and other governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 7    Regulation FD

Item 7.01    Regulation FD.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. The Exhibit contains certain information about the Company, its expected purchase of 12 new CFM-powered Airbus A320 aircraft and fleet strategy. This information is being made available to interested parties. Statements in the presentation included as Exhibit 99.2 regarding market conditions for aircraft are based on management’s views of current market conditions.

The information in Section 7 and Exhibit 99.2 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the management presentation that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements may include, among others, estimates of aircraft operating costs, future capacity growth, our ability to consummate announced aircraft transactions, timing of aircraft deliveries and retirements, aircraft utilization rates, future capital expenditures and other statements or comments about our future performance or strategic plans. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving or problems with our aircraft, our reliance on our automated systems, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of the economic conditions on leisure travel, debt balances, debt covenants, terrorist attacks, risks inherent to airlines, demand for air services to our leisure destinations from the markets served by us, our dependence on our leisure destination markets, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, aging aircraft and other governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description of Document

99.1	Press Release issued by Allegiant Travel Company on July 29, 2016.

99.2	Management Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2016	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release issued by Allegiant Travel Company on July 29, 2016.

99.2	Management Presentation.

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